UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: November 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

November 30, 2010

Semi-Annual Repor t

Legg Mason

Western Asset

Adjustable Rate

Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Adjustable Rate Income Fund

Fund objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Adjustable Rate Income Fund for the six-month reporting period ended November 30, 2010. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 31, 2010

Legg Mason Western Asset Adjustable Rate Income Fund	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the six months ended November 30, 2010, economic data was mixed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and took additional actions in an attempt to spur growth. This initially caused investor sentiment to improve, but the financial markets declined toward the end of the reporting period given a re-escalation of the European sovereign debt crisis.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. GDP growth then edged somewhat higher to 2.6% in the third quarter.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through September, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a total net loss of 300,000 jobs from June through September. The employment picture then brightened somewhat in October, as 172,000 new jobs were created. Payrolls then increased a disappointing 39,000 in November and the unemployment rate inched up to end the period at 9.8%. The unemployment rate has now exceeded 9.0% since May 2009.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. After a sharp 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. Sales then dipped 2.2% in October and rose 5.6% in November. Looking at home prices, the NAR reported that the median existing-home price for all housing types was $170,600 in November 2010, which was 0.4% higher than in November 2009. Prices appeared to stabilize somewhat as the number of existing homes on the market declined in November. The inventory of unsold homes was a 9.5 month supply in November at the current sales level, versus a 10.5 month supply in October.

One overall bright spot for the economy has been the manufacturing sector. Based

IV	Legg Mason Western Asset Adjustable Rate Income Fund

Investment commentary (cont’d)

on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown sixteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector then expanded at a faster pace in August, before moderating somewhat in September. Manufacturing then grew in October at its fastest pace since May with a reading of 56.9 for the month, before dipping to 56.6 in November.

Financial market overview

As the reporting period began, the financial markets were regaining their footing following a sharp sell-off that had begun in late April and continued throughout much of May. During this period, risk aversion was elevated and investors flocked to the relative safety of U.S. Treasury securities. Demand for the fixed-income spread sectors (non-Treasuries) then resumed in June and July, followed by another “flight to quality” in August. Risk appetite then returned in September and October before the financial markets again weakened beginning in mid-November.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011.

Fixed-income market review

As discussed earlier, just prior to the beginning of the six-month reporting period, investor risk aversion was elevated due to the escalating sovereign debt crisis in Europe. In addition, there were uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors then ended the reporting period on a weak note as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during

Legg Mason Western Asset Adjustable Rate Income Fund	V

the six months ended November 30, 2010. When the period began, two- and ten-year Treasury yields were 0.76% and 3.31%, respectively. On June 3, 2010, two- and ten-year Treasury yields peaked at 0.82% and 3.39%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the remainder of the reporting period. When the period ended on November 30, 2010, two-year Treasury yields were 0.45%, versus a low of 0.33% earlier in the month. Ten-year Treasury yields ended the period at 2.81%, which was higher than their trough of 2.41% that occurred in October. Longer-term yields moved higher toward the end of the period as fears of future inflation increased in light of the Fed’s additional policy accommodation. For the six months ended November 30, 2010, the Barclays Capital U.S. Aggregate Indexiv returned 3.85%.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexv returned 9.42% for the six months ended November 30, 2010.

Performance review

For the six months ended November 30, 2010, Class A shares of Legg Mason Western Asset Adjustable Rate Income Fund, excluding sales charges, returned 3.57%. The Fund’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexvi, returned 0.11% for the same period. The Lipper Short-Intermediate Investment Grade Debt Funds Category Average1 returned 3.42% over the same time frame.

Performance Snapshot as of November 30, 2010
(excluding sales charges) (unaudited)	6 months
Legg Mason Western Asset Adjustable Rate Income Fund:
Class A	3.57%
Class B	2.99%
Class C	3.29%
Class I	3.65%
Citigroup 6-Month U.S. Treasury Bill Index	0.11%
Lipper Short-Intermediate Investment Grade Debt Funds Category Average	3.42%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended November 30, 2010 for Class A, Class B, Class C and Class I shares were 1.10%, 0.03%, 0.56% and 1.25%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated September 30, 2010, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 0.90%, 1.78%, 1.49% and 0.73%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 165 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Legg Mason Western Asset Adjustable Rate Income Fund

Investment commentary (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 31, 2010

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2010 and May 31, 2010 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2010 and held for the six months ended November 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period[3]
Class A	3.57%	$1,000.00	$1,035.70	0.90%	$4.59	Class A	5.00%	$1,000.00	$1,020.56	0.90%	$4.56
Class B	2.99	1,000.00	1,029.90	2.01	10.23	Class B	5.00	1,000.00	1,014.99	2.01	10.15
Class C	3.29	1,000.00	1,032.90	1.47	7.49	Class C	5.00	1,000.00	1,017.70	1.47	7.44
Class I	3.65	1,000.00	1,036.50	0.76	3.88	Class I	5.00	1,000.00	1,021.26	0.76	3.85

[1]	For the six months ended November 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — November 30, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of this reporting period.

ABS	— Asset-Backed Securities
Citigroup 6-month	— Citigroup 6-month U.S. Treasury Bill Index
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA ARI	— Legg Mason Western Asset Adjustable Rate Income Fund
MBS	— Mortgage-Backed Securities

4	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2010

Effective duration measures the sensitivity to changes in Treasury yields. Effective duration is quantified as the % change in price resulting from a 100 basis points change in Treasury yields. For a security with positive effective duration, an increase in Treasury yields would result in a price decline and a decline in Treasury yields would result in a price increase. This chart highlights the interest rate exposure of the Fund’s portfolio relative to the selected benchmark as of the end of the reporting period.

ABS	— Asset-Backed Securities
Citigroup 6-month	— Citigroup 6-month U.S. Treasury Bill Index
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA ARI	— Legg Mason Western Asset Adjustable Rate Income Fund
MBS	— Mortgage-Backed Securities

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	5

Schedule of investments (unaudited)

November 30, 2010

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — 26.9%
American Home Mortgage Assets, 2006-4 1A12	0.463%	10/25/46	$4,009,361	$2,111,967	(a)
Banc of America Funding Corp., 2007-C 5A1	3.889%	5/20/36	67,615	53,560	(a)
Banc of America Mortgage Securities Inc., 2003-B 1A1	2.872%	3/25/33	42,498	44,904	(a)
Banc of America Mortgage Securities Inc., 2005-A 2A1	3.179%	2/25/35	1,988,164	1,749,585	(a)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.093%	11/25/34	227,286	119,259	(a)
Bear Stearns Alt-A Trust, 2005-2 1A1	0.753%	4/25/35	663,965	564,953	(a)
Bear Stearns ARM Trust, 2004-12 1A1	3.428%	2/25/35	614,834	516,055	(a)
Bear Stearns ARM Trust, 2005-6 1A1	2.937%	8/25/35	2,213,298	1,639,487	(a)
Bear Stearns ARM Trust, 2006-4 1A1	2.919%	10/25/36	340,422	212,587	(a)
Bear Stearns Asset-Backed Securities Trust, 2003-AC5 A3	0.853%	10/25/33	2,276,741	2,082,139	(a)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.553%	8/25/35	15,539	10,452	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.543%	10/25/35	47,689	29,918	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.453%	1/25/36	21,923	15,180	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-2A A2	0.483%	5/25/36	12,471	8,172	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.483%	7/25/36	150,462	94,646	(a)(b)
Countrywide Home Loan Mortgage Pass- Through Trust, 2002-26 A4	0.756%	12/25/17	1,341,682	1,249,003	(a)
Countrywide Home Loan Mortgage Pass- Through Trust, 2003-20 3A6	0.703%	7/25/18	305,457	305,143	(a)
Countrywide Home Loan Mortgage Pass- Through Trust, 2003-37 2A1	3.161%	9/25/33	813,767	781,509	(a)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.703%	6/25/34	846,520	716,798	(a)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.805%	2/25/48	815,413	817,876	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.956%	12/29/45	1,291,811	1,291,811	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), 1997-19 F	1.310%	6/1/28	385,697	392,909	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T6 A3	4.579%	1/25/28	407,423	427,601	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	4.324%	3/25/42	2,848,934	2,930,028	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T3 2A	4.447%	8/25/43	3,415,110	3,559,254	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	0.867%	3/25/27	816,841	838,032	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 2005-86 FC	0.553%	10/25/35	1,520,301	1,524,049	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, PAC, 2003-117 KF	0.653%	8/25/33	2,504,930	2,518,037	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	4.454%	8/25/42	2,809,806	2,966,024	(a)

See Notes to Financial Statements.

6	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1	0.653%	5/25/42	$489,356	$487,628	(a)
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.314%	2/25/36	1,156,471	791,288	(a)
First Republican Mortgage Loan Trust, 2000-FRB1 A2	3.759%	6/25/30	698,607	721,338	(a)
First Union-Lehman Brothers Commercial Mortgage Trust, IO, 1997-C1	1.739%	4/18/29	1,747,359	68,348	(a)(d)
GE Capital Commercial Mortgage Corp., 2001-2 A4	6.290%	8/11/33	1,164,160	1,184,303
GS Mortgage Securities Corp. II, 2000-1A A	0.953%	3/20/23	540,482	456,447	(a)(b)
GSR Mortgage Loan Trust, 2005-AR3 4A1	2.953%	5/25/35	460,953	332,263	(a)
Harborview Mortgage Loan Trust, 2004-2 2A1	0.513%	6/19/34	1,186,446	873,887	(a)
IMPAC CMB Trust, 2003-8 1A2	1.253%	10/25/33	98,622	87,898	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	1.053%	11/25/34	311,713	291,188	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.147%	10/25/35	2,235,546	1,844,843	(a)
JPMorgan Commercial Mortgage Finance Corp., IO, 1997-C5 X	1.099%	9/15/29	719,750	18,035	(a)(d)
LB Commercial Conduit Mortgage Trust, IO, 1998-C4 X	1.513%	10/15/35	1,405,987	76,529	(a)(d)
LB-UBS Commercial Mortgage Trust, 2001-WM A2	6.530%	7/14/16	680,000	684,156	(b)
Lehman Structured Securities Corp., 2005-1 A1	0.593%	9/26/45	445,693	281,293	(a)(b)
MASTR ARM Trust, 2003-6 5A1	2.524%	12/25/33	491,066	465,938	(a)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.800%	2/25/35	1,196,250	1,205,082	(a)
NCUA Guaranteed Notes, 2010-R1 1A	0.704%	10/7/20	1,084,030	1,084,366	(a)
New York Mortgage Trust Inc., 2005-2 A	0.583%	8/25/35	955,115	844,748	(a)
Residential Accredit Loans Inc., 2003-QA1 A1	0.593%	12/25/33	1,445,955	1,372,078	(a)
Residential Accredit Loans Inc., 2006-QO7 3A2	0.458%	9/25/46	3,900,000	1,511,915	(a)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	18,635	19,347
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	16,526	16,948
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	29,189	29,904
Residential Asset Securitization Trust, 2003-A5 A5	0.753%	6/25/33	1,046,974	909,909	(a)
Residential Asset Securitization Trust, PAC, 2003-A11 A2	0.703%	11/25/33	993,492	927,948	(a)
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.653%	5/25/34	859,703	821,356	(a)
Sequoia Mortgage Trust, 2002-9 2A	2.322%	9/20/32	581,794	575,257	(a)
Sequoia Mortgage Trust, 2003-2 A1	0.913%	6/20/33	478,599	437,432	(a)
Structured ARM Loan Trust, 2004-1 2A	0.563%	2/25/34	299,392	278,652	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	7

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Structured ARM Loan Trust, 2004-17 A1	1.202%	11/25/34	$973,250	$894,415	(a)
Structured ARM Loan Trust, 2004-2 1A1	3.216%	3/25/34	672,659	686,918	(a)
Structured Asset Mortgage Investments Inc., 2003-CL1 1F2	0.853%	7/25/32	1,003,971	889,827	(a)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.730%	8/25/35	407,335	341,404	(a)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A1	2.641%	12/27/35	1,604,102	973,338	(a)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A2	0.633%	12/27/35	1,017,599	222,529	(a)
Structured Asset Mortgage Investments Inc., 2007-AR4 A1	0.453%	9/25/47	398,185	389,770	(a)
Structured Asset Securities Corp., 1998-3 M1	1.253%	3/25/28	1,156,085	1,070,744	(a)
Structured Asset Securities Corp., 1998-8 M1	1.193%	8/25/28	2,494,699	2,038,385	(a)
Structured Asset Securities Corp., 2002-11A 1A1	2.263%	6/25/32	327,896	329,210	(a)
Structured Asset Securities Corp., 2002-18A 1A1	3.112%	9/25/32	180,413	159,453	(a)
Structured Asset Securities Corp., 2003-8 2A9	0.753%	4/25/33	632,921	579,598	(a)
Structured Asset Securities Corp., 2005-RF3 2A	4.500%	6/25/35	1,788,542	1,517,260	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.153%	3/25/44	205,263	204,920	(a)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	3.038%	8/20/35	1,426,642	986,586	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2002-AR1 1A1	2.847%	11/25/30	1,131,737	1,024,691	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-S4 2A9	1.403%	6/25/33	2,586,873	2,364,867	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR2 A	1.753%	4/25/44	750,805	581,353	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR10 1A1	5.867%	9/25/36	1,321,495	1,072,678	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR3 A1A	1.323%	5/25/46	1,342,190	771,969	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR6 2A	1.313%	8/25/46	1,640,797	887,334	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR7 2A	1.333%	7/25/46	3,683,665	2,312,320	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR9 1A	1.353%	8/25/46	103,918	66,860	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR14 1A3	5.501%	11/25/36	100,000	73,603	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-Y 1A1	2.895%	11/25/34	1,967,637	1,918,533	(a)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR11 A6	5.287%	8/25/36	200,000	179,783	(a)

See Notes to Financial Statements.

8	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Wells Fargo Mortgage Backed Securities Trust, PAC, 2003-5 A4	0.653%	5/25/33	$376,323	$377,675	(a)
Total Collateralized Mortgage Obligations (Cost — $83,802,096)				71,187,285
Asset-Backed Securities — 10.9%
Financials — 10.9%
Automobiles — 0.3%
ARI Fleet Lease Trust, 2010-A A	1.703%	8/15/18	496,474	500,779	(a)(b)
Ford Credit Auto Owner Trust, 2009-D A2	1.210%	1/15/12	238,576	238,681
Total Automobiles				739,460
Credit Cards — 1.4%
Chase Issuance Trust, 2006-A5 A	0.273%	11/15/13	2,490,000	2,486,740	(a)
Citibank Credit Card Issuance Trust, 2009-A1 A1	2.003%	3/17/14	1,300,000	1,325,638	(a)
Total Credit Cards				3,812,378
Diversified Financial Services — 0.8%
Business Loan Express, 2001-2A A	0.833%	1/25/28	897,305	424,719	(a)(b)
Business Loan Express, 2002-1A A	0.803%	7/25/28	665,799	472,531	(a)(b)
Business Loan Express, 2002-AA A	0.903%	6/25/28	518,816	359,004	(a)(b)
Business Loan Express, 2003-AA A	1.203%	5/15/29	1,120,642	785,929	(a)(b)
Total Diversified Financial Services				2,042,183
Home Equity — 6.9%
Amortizing Residential Collateral Trust, 2002-BC4 M1	1.303%	7/25/32	1,814,380	1,562,298	(a)
Amortizing Residential Collateral Trust, 2002-BC6 A2	0.953%	8/25/32	356,422	288,146	(a)
Bear Stearns Asset-Backed Securities Inc., 2003-SD1 A	0.703%	12/25/33	334,413	290,336	(a)
Bear Stearns Asset-Backed Securities Inc., 2003-SD3 A	0.733%	10/25/33	1,541,846	1,347,117	(a)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.473%	12/25/36	642,432	567,883	(a)(b)
GSAMP Trust, 2006-SEA1 A	0.553%	5/25/36	1,682,535	1,418,423	(a)(b)
New Century Home Equity Loan Trust, 2004-2 M2	0.873%	8/25/34	5,889,000	4,929,464	(a)
NovaStar Home Equity Loan Trust, 2003-1 M1	1.678%	5/25/33	716,025	303,948	(a)
Renaissance Home Equity Loan Trust, 2003-1 A	1.113%	6/25/33	923,938	820,845	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.693%	8/25/33	893,317	820,409	(a)
Renaissance Home Equity Loan Trust, 2003-3 A	0.753%	12/25/33	2,668,449	2,333,652	(a)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	21,979	22,441
SACO I Trust, 2005-10 1A	0.513%	6/25/36	430,186	176,579	(a)
SACO I Trust, 2005-WM3 A1	0.773%	9/25/35	316,500	142,953	(a)
SACO I Trust, 2006-5 1A	0.553%	4/25/36	687,683	186,527	(a)
Saxon Asset Securities Trust, 2003-1 M1	1.303%	6/25/33	959,703	840,343	(a)
Specialty Underwriting & Residential Finance Trust, 2003-BC1 A	0.933%	1/25/34	118,169	96,181	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	9

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Home Equity — continued
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.933%	1/25/33	$580,309	$495,486	(a)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.683%	3/25/37	1,964,272	1,612,250	(a)(b)
Total Home Equity				18,255,281
Student Loan — 1.5%
SLM Student Loan Trust, 2003-11 A4	0.482%	6/15/20	346,360	345,356	(a)
SLM Student Loan Trust, 2005-5 A2	0.368%	10/25/21	489,730	487,740	(a)
SLM Student Loan Trust, 2005-10 A3	0.338%	10/25/16	173,187	173,117	(a)
SLM Student Loan Trust, 2006-4 A4	0.368%	4/25/23	559,953	558,464	(a)
SLM Student Loan Trust, 2006-8 A3	0.308%	1/25/18	1,200,000	1,196,173	(a)
SLM Student Loan Trust, 2007-2 A2	0.288%	7/25/17	826,126	821,177	(a)
SLM Student Loan Trust, 2008-5 A2	1.388%	10/25/16	490,349	496,893	(a)
Total Student Loan				4,078,920
Total Asset-Backed Securities (Cost — $34,313,189)				28,928,222
Collateralized Senior Loans — 7.4%
Consumer Discretionary — 3.7%
Auto Components — 0.3%
Allison Transmission Inc., Term Loan B	3.010-3.050%	8/7/14	923,186	893,348	(e)
Hotels, Restaurants & Leisure — 0.9%
Aramark Corp., Letter of Credit	3.506%	7/26/16	37,569	37,508	(e)
Aramark Corp., Synthetic Letter of Credit	2.281%	1/27/14	20,857	20,622	(e)
Aramark Corp., Term Loan	2.164%	1/27/14	258,901	255,988	(e)
Aramark Corp., Term Loan B	3.539%	7/26/16	571,268	570,331	(e)
Golden Nugget Inc., Delayed Draw Term Loan	3.260%	6/30/14	360,559	292,954	(e)
Golden Nugget Inc., Term Loan B	3.260%	6/30/14	633,406	514,642	(e)
Las Vegas Sands LLC, Delayed Draw Term Loan	3.030%	11/23/16	128,271	120,545	(e)
Las Vegas Sands LLC, Term Loan B	3.030%	11/23/16	507,850	477,895	(e)
Total Hotels, Restaurants & Leisure				2,290,485
Media — 1.4%
Cengage Learning Acquisitions Inc., Term Loan B	2.540%	7/3/14	970,000	897,250	(e)
Charter Communications, Term Loan C	3.540%	9/6/16	865,967	849,460	(e)
SuperMedia Inc., Term Loan	11.000%	12/31/15	351,880	227,842	(e)
Univision Communications Inc., Term Loan B2	4.506%	3/31/17	882,552	824,220	(e)
UPC Broadband Holding BV, Term Loan N	2.501%	12/31/14	648,288	635,120	(e)
UPC Broadband Holding BV, Term Loan T	4.251%	12/30/16	351,712	346,693	(e)
Total Media				3,780,585

See Notes to Financial Statements.

10	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Term Loan B	2.294%	4/5/13	$926,606	$907,021	(e)
Specialty Retail — 0.7%
Amscan Holdings Inc., Term Loan B	2.539%	5/25/13	912,406	908,984	(e)
Michaels Stores Inc., Term Loan B2	4.813%	7/31/16	999,544	993,019	(e)
Total Specialty Retail				1,902,003
Total Consumer Discretionary				9,773,442
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Ashmore Energy International, Synthetic Revolving Credit Facility	3.289%	3/30/12	95,952	94,320	(e)
Ashmore Energy International, Term Loan	3.289%	3/30/14	786,713	773,339	(e)
Total Energy				867,659
Health Care — 1.7%
Health Care Equipment & Supplies — 0.4%
Bausch & Lomb Inc., Delayed Draw Term Loan	3.506%	4/24/15	188,667	185,879	(e)
Bausch & Lomb Inc., Term Loan	3.506-3.539%	4/24/15	778,000	766,507	(e)
Total Health Care Equipment & Supplies				952,386
Health Care Providers & Services — 1.3%
Community Health Systems Inc., Delayed Draw Term Loan	2.544%	7/25/14	45,457	44,503	(e)
Community Health Systems Inc., Term Loan B	2.506-2.544%	7/25/14	884,034	865,469	(e)
HCA Inc., Term Loan B	2.539%	11/18/13	630,983	619,185	(e)
Health Management Associates Inc., Term Loan B	2.039%	2/28/14	907,107	885,460	(e)
IASIS Healthcare LLC, Delayed Draw Term Loan	2.256%	3/14/14	233,516	227,483	(e)
IASIS Healthcare LLC, Synthetic Letter of Credit	2.256%	3/14/14	63,704	62,059	(e)
IASIS Healthcare LLC, Term Loan B	2.256%	3/14/14	674,683	657,254	(e)
Total Health Care Providers & Services				3,361,413
Total Health Care				4,313,799
Industrials — 0.9%
Aerospace & Defense — 0.4%
Dubai Aerospace Enterprise, Term Loan B1	4.040%	7/31/14	287,234	275,027	(e)
Dubai Aerospace Enterprise, Term Loan B2	4.030-4.040%	7/31/14	278,136	266,315	(e)
Hawker Beechcraft Acquisition Co. LLC, LC Facility Deposits	2.289%	3/26/14	41,935	35,763	(e)
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.256-2.289%	3/26/14	701,432	598,190	(e)
Total Aerospace & Defense				1,175,295

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	11

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Services & Supplies — 0.3%
US Investigations Services Inc., Term Loan B	3.292%	2/21/15	$792,861	$748,263	(e)
Industrial Conglomerates — 0.2%
Pinafore, LLC, Term Loan B	6.750%	9/29/16	500,000	506,758	(e)
Total Industrials				2,430,316
Information Technology — 0.3%
IT Services — 0.3%
First Data Corp., Term Loan B2	3.003%	9/24/14	931,794	842,056	(e)
Materials — 0.1%
Paper & Forest Products — 0.1%
Georgia-Pacific Corp., Term Loan B	2.289-2.293%	12/23/14	318,354	318,354	(e)
Utilities — 0.4%
Electric Utilities — 0.3%
TXU Corp., Term Loan B2	3.753-3.789%	10/10/14	970,000	752,136	(e)
Independent Power Producers & Energy Traders — 0.1%
NRG Energy Inc., Term Loan	2.039%	2/1/13	52,143	51,790	(e)
NRG Energy Inc., Term Loan B	3.539%	8/31/15	247,501	248,075	(e)
Total Independent Power Producers & Energy Traders				299,865
Total Utilities				1,052,001
Total Collateralized Senior Loans (Cost — $20,534,171)				19,597,627
Corporate Bonds & Notes — 30.2%
Consumer Discretionary — 0.2%
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.500%	4/1/27	20,000	19,450
Hotels, Restaurants & Leisure — 0.1%
CCM Merger Inc., Notes	8.000%	8/1/13	15,000	14,475	(b)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	40,000	31,200
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	5,000	5,125
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	30,000	26,775
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	40,000	43,800
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	10,000	10,650
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	15,000	16,725
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	35,000	39,725
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	20,000	18,300	(b)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	20,000	22,750
Station Casinos Inc., Senior Notes	7.750%	8/15/16	40,000	8	(d)(f)
Total Hotels, Restaurants & Leisure				229,533

See Notes to Financial Statements.

12	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — 0.1%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	$30,000	$30,150	(b)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	40,000	41,550
DISH DBS Corp., Senior Notes	7.750%	5/31/15	140,000	149,275
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	90,000	96,075
Total Media				317,050
Multiline Retail — 0.0%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	42,996	44,931	(g)
Textiles, Apparel & Luxury Goods — 0.0%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	30,000	33,825
Total Consumer Discretionary				644,789
Consumer Staples — 0.5%
Beverages — 0.5%
Coca-Cola Co., Senior Notes	0.336%	5/15/12	710,000	710,815	(a)
PepsiCo Inc., Senior Notes	0.319%	7/15/11	660,000	660,242	(a)
Total Beverages				1,371,057
Tobacco — 0.0%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	10,000	10,500
Total Consumer Staples				1,381,557
Energy — 0.4%
Energy Equipment & Services — 0.1%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	35,000	36,050
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	15,000	12,000	(b)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	170,000	180,625
Total Energy Equipment & Services				228,675
Oil, Gas & Consumable Fuels — 0.3%
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	40,000	38,200
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	20,000	22,800
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	105,000	110,775
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	40,000	43,500	(b)
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	140,000	148,210
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	70,000	72,638	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	20,000	21,300	(b)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	20,000	22,300
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	10,000	10,950
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	20,000	23,050
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	125,000	130,000	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	13

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	$59,000	$71,993
Total Oil, Gas & Consumable Fuels				715,716
Total Energy				944,391
Financials — 25.7%
Capital Markets — 5.1%
Goldman Sachs Group Inc., Bonds	0.536%	11/9/11	2,600,000	2,607,818	(a)
Goldman Sachs Group Inc., Notes	0.466%	2/6/12	2,000,000	1,993,710	(a)
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,000,000	545,000	(b)(d)(f)
Macquarie Bank Ltd.	2.600%	1/20/12	2,060,000	2,103,378	(b)
Merrill Lynch & Co. Inc., Senior Notes	0.523%	6/5/12	2,470,000	2,439,135	(a)
Morgan Stanley, Senior Notes	2.786%	5/14/13	1,320,000	1,362,979	(a)
NIBC Bank NV, Senior Notes	0.676%	12/2/14	2,570,000	2,572,025	(a)(b)
Total Capital Markets				13,624,045
Commercial Banks — 7.2%
ANZ National International Ltd., Senior Notes	0.466%	8/5/11	1,400,000	1,401,431	(a)(b)
Bank of Nova Scotia, Senior Notes	0.543%	3/5/12	1,970,000	1,975,668	(a)
Dexia Credit Local, Senior Notes	0.768%	4/29/14	910,000	907,289	(a)(b)
Dexia Credit Local NY, Senior Notes	0.693%	3/5/13	1,970,000	1,964,715	(a)(b)
DnB NOR Boligkreditt, Secured Bonds	2.100%	10/14/15	1,100,000	1,091,090	(b)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	520,000	533,090	(b)
Glitnir Banki HF, Senior Notes	3.255%	1/18/12	2,500,000	768,750	(a)(b)(d)(f)
Landsbanki Islands HF, Senior Notes	6.059%	8/25/09	2,000,000	240,000	(a)(b)(d)(f)
Union Bank NA, Senior Notes	0.372%	3/16/11	2,500,000	2,500,928	(a)
Wells Fargo & Co., Senior Notes	0.378%	1/24/12	2,500,000	2,495,753	(a)
Westpac Banking Corp., Notes	3.250%	12/16/11	960,000	984,568	(b)
Westpac Banking Corp., Senior Notes	0.589%	10/21/11	2,500,000	2,503,030	(a)(b)
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,590,000	1,684,595	(b)
Total Commercial Banks				19,050,907
Consumer Finance — 2.3%
Ally Financial Inc., Notes	2.200%	12/19/12	2,180,000	2,248,655
Ally Financial Inc., Senior Notes	7.500%	12/31/13	704,000	748,000
American Honda Finance Corp., Senior Notes	0.656%	11/7/12	500,000	499,803	(a)(b)
Caterpillar Financial Services Corp., Senior Notes	1.039%	6/24/11	2,500,000	2,511,555	(a)
Total Consumer Finance				6,008,013
Diversified Financial Services — 5.3%
Citigroup Inc., Senior Notes	0.417%	3/16/12	2,500,000	2,474,833	(a)
Citigroup Inc., Senior Notes	6.000%	12/13/13	670,000	733,332
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/11	1,140,000	1,133,333	(b)

See Notes to Financial Statements.

14	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
General Electric Capital Corp., Senior Notes	0.356%	8/15/11	$2,500,000	$2,498,890	(a)
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	2,470,000	2,547,034
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	140,000	147,700	(b)
JPMorgan Chase & Co., Senior Notes	0.417%	12/21/11	2,070,000	2,071,290	(a)
JPMorgan Chase & Co., Senior Notes	0.374%	2/22/12	2,500,000	2,497,650	(a)
Total Diversified Financial Services				14,104,062
Insurance — 3.1%
Berkshire Hathaway Finance Corp., Senior Notes	0.414%	1/13/12	1,040,000	1,041,389	(a)
Berkshire Hathaway Inc., Senior Notes	0.266%	2/10/11	2,500,000	2,500,070	(a)
Berkshire Hathaway Inc., Senior Notes	0.466%	2/10/12	530,000	531,272	(a)
MetLife Inc., Senior Notes	1.536%	8/6/13	800,000	813,505	(a)
Metropolitan Life Global Funding I, Notes	0.689%	7/13/11	1,170,000	1,171,726	(a)(b)
Suncorp-Metway Ltd., Senior Notes	1.789%	7/16/12	1,970,000	2,014,343	(a)(b)
Total Insurance				8,072,305
Thrifts & Mortgage Finance — 2.7%
Stadshypotek AB, Secured Notes	0.839%	9/30/13	1,400,000	1,399,213	(a)(b)
U.S. Central Credit Union, Notes	0.289%	10/19/11	830,000	830,166	(a)
U.S. Central Credit Union, Notes	1.250%	10/19/11	5,000,000	5,041,800
Total Thrifts & Mortgage Finance				7,271,179
Total Financials				68,130,511
Health Care — 0.4%
Health Care Providers & Services — 0.4%
HCA Inc., Senior Secured Notes	9.625%	11/15/16	290,000	310,663	(g)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	563,000	602,410
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	5,000	5,150	(g)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	20,000	24,200
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	20,000	20,300
Total Health Care				962,723
Industrials — 0.2%
Aerospace & Defense — 0.0%
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	100,000	103,500
Airlines — 0.1%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	70,000	72,800	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	24,426	25,342
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	9,000	9,810	(b)
Total Airlines				107,952

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	15

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Services & Supplies — 0.0%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	$25,000	$27,938
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	10,000	11,100	(b)
Total Commercial Services & Supplies				39,038
Industrial Conglomerates — 0.0%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	30,000	32,700
Marine — 0.0%
Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	20,000	16,700	(b)(f)
Road & Rail — 0.0%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	49,000	60,760
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	24,000	26,400
Total Road & Rail				87,160
Trading Companies & Distributors — 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	100,000	104,750	(b)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	40,000	40,400
Total Trading Companies & Distributors				145,150
Total Industrials				532,200
Information Technology — 0.1%
IT Services — 0.1%
Ceridian Corp., Senior Notes	12.250%	11/15/15	21,300	20,714	(g)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	120,000	119,100
Total IT Services				139,814
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	40,000	42,100	(b)
Total Information Technology				181,914
Materials — 0.1%
Metals & Mining — 0.1%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	100,000	111,839
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	15,000	16,050
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	5,000	6,178
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	6,000	7,430
Total Metals & Mining				141,497
Paper & Forest Products — 0.0%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	50,000	39,500	(b)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	55,000	50,050
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	30,000	27,375
Total Paper & Forest Products				116,925
Total Materials				258,422

See Notes to Financial Statements.

16	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Telecommunication Services — 2.0%
Diversified Telecommunication Services — 0.2%
Angel Lux Common SA, Senior Secured Bonds	8.875%	5/1/16	$75,000	$80,250	(b)
Frontier Communications Corp., Senior Notes	8.750%	4/15/22	9,000	9,923
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	5,000	5,300
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	175,000	187,906
Qwest Corp., Senior Notes	3.542%	6/15/13	180,000	189,000	(a)
Windstream Corp., Senior Notes	8.625%	8/1/16	130,000	135,525
Total Diversified Telecommunication Services				607,904
Wireless Telecommunication Services — 1.8%
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	2.884%	5/20/11	2,500,000	2,531,400	(a)
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	35,000	35,962
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	190,000	162,450
Vodafone Group PLC, Notes	0.572%	2/27/12	2,000,000	2,002,690	(a)
Total Wireless Telecommunication Services				4,732,502
Total Telecommunication Services				5,340,406
Utilities — 0.6%
Independent Power Producers & Energy Traders — 0.6%
AES Corp., Senior Notes	7.750%	10/15/15	220,000	234,300
AES Corp., Senior Notes	8.000%	10/15/17	110,000	114,950
Edison Mission Energy, Senior Notes	7.625%	5/15/27	30,000	21,750
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	322,580	201,612	(g)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	728,000	750,316
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	97,429	108,634
NRG Energy Inc., Senior Notes	7.375%	1/15/17	70,000	70,875
Total Utilities				1,502,437
Total Corporate Bonds & Notes (Cost — $84,369,174)				79,879,350
U.S. Government & Agency Obligations — 22.6%
U.S. Government Agencies — 22.6%
Federal Farm Credit Bank (FFCB), Bonds	0.295%	1/28/11	2,600,000	2,600,403	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	0.205%	12/29/11	2,500,000	2,500,042	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	3.049%	8/1/29	48,355	48,566	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.602%	8/1/32	256,529	257,122	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	3.225%	8/1/32	33,463	33,666	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	17

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.523%	12/1/26	$206,020	$215,949	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.723%	7/1/29	291,228	305,234	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.776%	7/1/29	113,803	119,160	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.441%	7/1/33	1,094,949	1,142,692	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	4.640%	8/1/25	124,663	125,343	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	5.900%	12/1/30	43,712	44,135	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold Fifteen Year	6.000%	3/1/11	1,133	1,143
Federal Home Loan Mortgage Corp. (FHLMC), Gold Fifteen Year	6.000%	5/1/11	2,841	3,103
Federal Home Loan Mortgage Corp. (FHLMC), Gold Fifteen Year	6.000%	6/1/11	5,390	5,698
Federal Home Loan Mortgage Corp. (FHLMC), Gold Thirty Year	6.500%	4/1/29	2,726	3,078
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.147%	2/1/11	2,000,000	2,000,474	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.362%	3/9/11	2,580,000	2,581,166	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.550%	12/1/23	186,734	195,218	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	3.587%	2/1/24	124,639	126,591	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.355%	4/1/26	686,306	714,621	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.478%	6/1/29	1,131,568	1,184,976	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.749%	7/1/29	307,661	321,807	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.749%	3/1/31	254,115	265,824	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.575%	5/1/31	5,969	6,252	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.769%	3/1/33	2,138,689	2,233,198	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.491%	10/1/33	419,223	434,510	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year LIBOR	2.843%	5/1/33	1,135,713	1,194,758	(a)

See Notes to Financial Statements.

18	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal Home Loan Mortgage Corp. (FHLMC), Six Month LIBOR	2.716%	7/1/27	$64,423	$68,147	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Three Year CMT ARM	5.038%	12/1/30	171,033	172,267	(a)
Federal National Mortgage Association (FNMA)	0.750%	12/30/11	5,000,000	5,000,655
Federal National Mortgage Association (FNMA)	0.243%	7/26/12	4,000,000	4,000,416	(a)
Federal National Mortgage Association (FNMA)	2.136%	4/1/33	503,930	522,555	(a)
Federal National Mortgage Association (FNMA), 11th District COFI	5.495%	2/1/31	918,126	947,258	(a)
Federal National Mortgage Association (FNMA), Fifteen Year	5.500%	3/1/11	5,953	6,472
Federal National Mortgage Association (FNMA), Five Year CMT ARM	5.819%	5/1/30	460,943	461,733	(a)
Federal National Mortgage Association (FNMA), Notes	0.273%	11/23/12	3,000,000	3,001,215	(a)
Federal National Mortgage Association (FNMA), Notes	2.125%	12/3/12	2,250,000	2,249,100	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.592%	11/1/18	255,157	268,339	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.593%	4/1/20	79,507	83,059	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.604%	7/1/21	81,075	81,776	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.614%	8/1/22	54,567	57,446	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.743%	7/1/23	77,732	81,943	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.915%	8/1/23	98,027	99,933	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.731%	2/1/24	197,544	207,397	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.389%	4/1/25	479,475	499,518	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.493%	12/1/25	68,629	71,737	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.670%	1/1/27	186,486	195,844	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.752%	7/1/27	284,203	298,901	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	3.232%	8/1/27	188,914	198,102	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.403%	2/1/28	47,109	49,069	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.593%	3/1/28	124,885	125,693	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	19

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.742%	2/1/29	$266,888	$279,141	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.711%	8/1/29	447,374	468,807	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.539%	11/1/29	353,335	367,909	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	3.055%	1/1/30	168,053	168,374	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.916%	12/1/30	805,963	850,140	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.610%	1/1/31	209,904	217,036	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.435%	2/1/31	240,099	250,437	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.647%	3/1/31	153,132	160,407	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.378%	4/1/31	289,987	303,092	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.398%	4/1/31	131,779	137,561	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.607%	7/1/31	194,813	203,665	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.626%	9/1/31	557,871	580,746	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	3.917%	9/1/31	86,503	90,580	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.780%	10/1/31	308,862	308,961	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.465%	3/1/32	75,292	78,496	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.375%	6/1/32	65,650	68,441	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.758%	7/1/32	370,111	386,738	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.374%	9/1/32	532,695	557,938	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.452%	12/1/32	988,537	1,025,621	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.590%	1/1/33	168,527	174,383	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.665%	1/1/33	269,138	279,977	(a)

See Notes to Financial Statements.

20	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.636%	5/1/33	$688,107	$717,527	(a)
Federal National Mortgage Association (FNMA), One Year LIBOR	2.732%	8/1/32	278,563	291,432	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	1.986%	12/1/20	400,099	407,106	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.575%	6/1/24	10,629	10,866	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	3.369%	7/1/24	279,379	285,860	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.446%	9/1/24	273,356	279,118	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.574%	9/1/24	821,617	840,424	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.125%	11/1/31	74,974	77,740	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.479%	1/1/33	515,864	535,350	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.058%	5/1/33	1,531,595	1,577,788	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.063%	6/1/33	1,048,089	1,085,368	(a)
Federal National Mortgage Association (FNMA), Three Year CMT ARM	5.820%	6/1/30	1,312,604	1,393,658	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	2/20/16	118,188	122,162	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	6/20/17	149,809	154,795	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	9/20/20	495,969	509,647	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	3/20/21	306,469	316,772	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	6/20/22	967,888	1,000,105	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.625%	8/20/22	245,426	251,734	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.125%	10/20/22	635,191	655,328	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.125%	11/20/22	327,477	337,859	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.125%	12/20/22	127,701	131,750	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	21

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	5/20/23	$206,372	$213,241	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	1/20/24	158,132	163,449	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	3/20/24	351,791	363,618	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	5/20/26	203,056	209,815	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.625%	9/20/27	390,339	400,372	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.125%	10/20/27	368,767	380,458	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	4/20/32	485,650	501,815	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.375%	5/20/32	157,272	162,507	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.625%	7/20/32	1,083,644	1,111,496	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.625%	8/20/32	714,740	733,111	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.625%	9/20/32	157,799	161,855	(a)
Total U.S. Government & Agency Obligations (Cost — $58,921,815)				59,755,880

			Shares
Common Stocks — 0.1%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Tropicana Entertainment Inc.			17,545	228,085	*(c)
Media — 0.0%
Dex One Corp.			145	689	*
Total Consumer Discretionary				228,774
Materials — 0.0%
Chemicals — 0.0%
Georgia Gulf Corp.			1,358	27,608	*
Total Common Stocks (Cost — $372,167)				256,382
Convertible Preferred Stocks — 0.0%
Financials — 0.0%
Diversified Financial Services — 0.0%
Citigroup Inc. (Cost — $15,000)	7.500%		150	18,750

See Notes to Financial Statements.

22	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

November 30, 2010

Legg Mason Western Asset Adjustable Rate Income Fund

Security		Expiration Date	Warrants	Value
Warrants — 0.0%
Buffets Restaurant Holdings (Cost — $0)		4/28/14	21	$0	*(c)(d)
Total Investments before Short-Term Investments (Cost — $282,327,612)				259,623,496

	Rate	Maturity Date	Face Amount
Short-Term Investments — 2.3%
Commercial Paper — 0.9%
Natixis U.S. Finance Co., LLC (Cost — $2,500,000)	0.657%	7/5/11	$2,500,000	2,499,705	(a)
U.S. Government Agencies — 0.1%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $224,762)	0.240%	5/9/11	225,000	224,811	(h)(i)
Repurchase Agreements — 1.3%
Morgan Stanley tri-party repurchase agreement dated 11/30/10; Proceeds at maturity — $3,308,020; (Fully collateralized by U.S. government agency obligations, 1.230% due 8/23/13; Market value — $3,374,727) (Cost — $3,308,000)	0.220%	12/1/10	3,308,000	3,308,000
Total Short-Term Investments (Cost — $6,032,762)				6,032,516
Total Investments — 100.4% (Cost — $288,360,374#)				265,656,012
Liabilities in Excess of Other Assets — (0.4)%				(1,127,079)
Total Net Assets — 100.0%				$264,528,933

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2010.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security (unaudited).

(e)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(f)	The coupon payment on these securities is currently in default as of November 30, 2010.

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)	Rate shown represents yield-to-maturity.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage	LIBOR	— London Interbank Offered Rate
CD	— Certificate of Deposit	PAC	— Planned Amortization Class
CMT	— Constant Maturity Treasury	REMIC	— Real Estate Mortgage Investment Conduit
COFI	— Cost of Funds Index
IO	— Interest Only

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	23

Statement of assets and liabilities (unaudited)

November 30, 2010

Assets:
Investments, at value (Cost — $288,360,374)	$265,656,012
Cash	573
Receivable for securities sold	1,207,290
Interest receivable	711,824
Receivable for Fund shares sold	72,364
Principal paydown receivable	30,472
Receivable from broker — variation margin on open futures contracts	6,786
Other receivables	5,866
Prepaid expenses	32,898
Total Assets	267,724,085

Liabilities:
Payable for securities purchased	2,249,546
Payable for Fund shares repurchased	652,869
Investment management fee payable	119,043
Distribution fees payable	80,758
Distributions payable	5,193
Accrued expenses	87,743
Total Liabilities	3,195,152
Total Net Assets	$264,528,933

Net Assets:
Par value (Note 7)	$305
Paid-in capital in excess of par value	344,170,925
Undistributed net investment income	162,184
Accumulated net realized loss on investments and futures contracts	(57,187,728)
Net unrealized depreciation on investments and futures contracts	(22,616,753)
Total Net Assets	$264,528,933

Shares Outstanding:
Class A	20,184,163
Class B	35,711
Class C	8,415,156
Class I	1,896,080

Net Asset Value:
Class A (and redemption price)	$8.67
Class B*	$8.69
Class C (and redemption price)	$8.64
Class I (and redemption price)	$8.65
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$8.87

*	Redemption price per share is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

24	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2010

Investment Income:
Interest	$2,706,684
Dividends	563
Total Investment Income	2,707,247

Expenses:
Investment management fee (Note 2)	722,082
Distribution fees (Notes 2 and 5)	493,674
Transfer agent fees (Note 5)	56,360
Registration fees	33,627
Shareholder reports	29,165
Audit and tax	28,347
Legal fees	13,164
Insurance	4,754
Trustees’ fees	2,222
Custody fees	1,689
Miscellaneous expenses	2,194
Total Expenses	1,387,278
Net Investment Income	1,319,969

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(179,732)
Futures contracts	876,405
Net Realized Gain	696,673
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	7,337,910
Futures contracts	(359,216)
Change in Net Unrealized Appreciation (Depreciation)	6,978,694
Net Gain on Investments and Futures Contracts	7,675,367
Increase in Net Assets From Operations	$8,995,336

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	25

Statements of changes in net assets

For the Six Months Ended November 30, 2010 (unaudited) and the Year Ended May 31, 2010	November 30	May 31

Operations:
Net investment income	$1,319,969	$3,099,590
Net realized gain (loss)	696,673	(4,699,419)
Change in net unrealized appreciation (depreciation)	6,978,694	32,974,965
Proceeds from settlement of a regulatory matter (Note 9)	—	749,081
Increase in Net Assets From Operations	8,995,336	32,124,217

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,936,998)	(4,207,786)
Decrease in Net Assets from Distributions to Shareholders	(1,936,998)	(4,207,786)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	25,220,149	48,087,656
Reinvestment of distributions	1,907,690	4,133,539
Cost of shares repurchased	(29,158,435)	(59,778,924)
Decrease in Net Assets From Fund Share Transactions	(2,030,596)	(7,557,729)
Increase in Net Assets	5,027,742	20,358,702

Net Assets:
Beginning of period	259,501,191	239,142,489
End of period*	$264,528,933	$259,501,191
* Includes undistributed net investment income of:	$162,184	$779,213

See Notes to Financial Statements.

26	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2010[2]	2010	2009	2008	2007	2006

Net asset value, beginning of period	$8.44	$7.56	$8.83	$9.50	$9.52	$9.62

Income (loss) from operations:
Net investment income	0.05	0.11	0.27	0.42	0.38	0.30
Net realized and unrealized gain (loss)	0.25	0.90	(1.25)	(0.64)	0.04	(0.03)
Proceeds from settlement of a regulatory matter	—	0.02	—	—	—	—
Total income (loss) from operations	0.30	1.03	(0.98)	(0.22)	0.42	0.27

Less distributions from:
Net investment income	(0.07)	(0.15)	(0.29)	(0.45)	(0.44)	(0.37)
Total distributions	(0.07)	(0.15)	(0.29)	(0.45)	(0.44)	(0.37)

Net asset value, end of period	$8.67	$8.44	$7.56	$8.83	$9.50	$9.52
Total return[3]	3.57%	13.66%[4]	(11.20)%	(2.41)%[5]	4.53%[5]	2.88%

Net assets, end of period (millions)	$175	$170	$162	$176	$194	$210

Ratios to average net assets:
Gross expenses	0.90%[6]	0.90%	0.87%	0.87%	0.92%[7]	0.90%
Net expenses[8]	0.90 [6]	0.90	0.87	0.87	0.90 [7,9]	0.87 [9]
Net investment income	1.16 [6]	1.37	3.46	4.56	4.03	3.18

Portfolio turnover rate	17%	53%	23%[10]	27%[10]	49%[10]	25%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2010 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.39% (Note 9).

[5]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.87%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229%, 81% and 27% for the years ended May 31, 2009, May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	27

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class B Shares[1]	2010[2]		2010	2009	2008	2007	2006

Net asset value, beginning of period	$8.46		$7.49	$8.74	$9.41	$9.43	$9.53

Income (loss) from operations:
Net investment income	0.00	[3]	0.03	0.22	0.36	0.32	0.25
Net realized and unrealized gain (loss)	0.25		0.89	(1.24)	(0.65)	0.04	(0.03)
Proceeds from settlement of a regulatory matter	—		0.13	—	—	—	—
Total income (loss) from operations	0.25		1.05	(1.02)	(0.29)	0.36	0.22

Less distributions from:
Net investment income	(0.02)		(0.08)	(0.23)	(0.38)	(0.38)	(0.32)
Total distributions	(0.02)		(0.08)	(0.23)	(0.38)	(0.38)	(0.32)

Net asset value, end of period	$8.69		$8.46	$7.49	$8.74	$9.41	$9.43
Total return[4]	2.99%		14.02%[5]	(11.77)%	(3.15)%[6]	3.88%[6]	2.32%

Net assets, end of period (000s)	$310		$672	$1,296	$2,757	$5,397	$10,510

Ratios to average net assets:
Gross expenses	2.01%[7]		1.75%	1.58%	1.57%	1.54%[8]	1.47%
Net expenses[9]	2.01	[7]	1.75	1.58	1.57	1.52 [8,10]	1.46 [10]
Net investment income	0.07	[7]	0.42	2.84	3.93	3.41	2.62

Portfolio turnover rate	17%		53%	23%[11]	27%[11]	49%[11]	25%[11]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2010 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.27% (Note 9).

[6]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.48%.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229%, 81% and 27% for the years ended May 31, 2009, May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

28	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2010[2]	2010	2009	2008	2007	2006

Net asset value, beginning of period	$8.41	$7.52	$8.78	$9.45	$9.47	$9.58

Income (loss) from operations:
Net investment income	0.03	0.07	0.23	0.37	0.33	0.25
Net realized and unrealized gain (loss)	0.25	0.89	(1.25)	(0.64)	0.04	(0.04)
Proceeds from settlement of a regulatory matter	—	0.03	—	—	—	—
Total income (loss) from operations	0.28	0.99	(1.02)	(0.27)	0.37	0.21

Less distributions from:
Net investment income	(0.05)	(0.10)	(0.24)	(0.40)	(0.39)	(0.32)
Total distributions	(0.05)	(0.10)	(0.24)	(0.40)	(0.39)	(0.32)

Net asset value, end of period	$8.64	$8.41	$7.52	$8.78	$9.45	$9.47
Total return[3]	3.29%	13.21%[4]	(11.69)%	(3.00)%[5]	3.97%[5]	2.23%

Net assets, end of period (millions)	$73	$74	$68	$108	$169	$248

Ratios to average net assets:
Gross expenses	1.47%[6]	1.47%	1.45%	1.44%	1.46%[7]	1.45%
Net expenses[8]	1.47 [6]	1.47	1.45	1.44	1.44 [7,9]	1.43 [9]
Net investment income	0.59 [6]	0.79	2.93	4.04	3.49	2.63

Portfolio turnover rate	17%	53%	23%[10]	27%[10]	49%[10]	25%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2010 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.81% (Note 9).

[5]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.41%.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229%, 81% and 27% for the years ended May 31, 2009, May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	29

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2010[2]	2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.41	$ 7.55	$ 8.81	$ 9.49	$ 9.51	$ 9.61

Income (loss) from operations:
Net investment income	0.06	0.13	0.31	0.45	0.40	0.33
Net realized and unrealized gain (loss)	0.25	0.89	(1.26)	(0.66)	0.05	(0.03)
Total income (loss) from operations	0.31	1.02	(0.95)	(0.21)	0.45	0.30

Less distributions from:
Net investment income	(0.07)	(0.16)	(0.31)	(0.47)	(0.47)	(0.40)
Total distributions	(0.07)	(0.16)	(0.31)	(0.47)	(0.47)	(0.40)

Net asset value, end of period	$8.65	$8.41	$7.55	$8.81	$9.49	$9.51
Total return[3]	3.65%	13.63%	(10.88)%	(2.26)%[4]	4.80%[4]	3.15%

Net assets, end of period (000s)	$16,393	$14,795	$8,588	$16,792	$17,253	$118,170

Ratios to average net assets:
Gross expenses	0.76%[5]	0.73%	0.61%	0.61%	0.65%[6]	0.63%
Net expenses[7]	0.76 [5,8]	0.71 [8,9]	0.61	0.61	0.63 [6,9]	0.63 [9]
Net investment income	1.30 [5]	1.59	3.82	4.85	4.18	3.41

Portfolio turnover rate	17%	53%	23%[10]	27%[10]	49%[10]	25%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2010 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.60%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009 through December 31, 2012, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares will not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133%, 229%, 81% and 27% for the years ended May 31, 2009, May 31, 2008, May 31, 2007 and May 31, 2006, respectively.

See Notes to Financial Statements.

30	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Adjustable Rate Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	31

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Collateralized mortgage obligations	—	$69,895,474	$1,291,811		$71,187,285
Asset-backed securities	—	28,928,222	—		28,928,222
Collateralized senior loans	—	19,597,627	—		19,597,627
Corporate bonds & notes	—	79,879,350	—		79,879,350
U.S. government & agency obligations	—	59,755,880	—		59,755,880
Common stocks	$28,297	—	228,085		256,382
Convertible preferred stocks	18,750	—	—		18,750
Warrants	—	—	0	*	0	*
Total long-term investments	$47,047	$258,056,553	$1,519,896		$259,623,496
Short-term investments†	—	6,032,516	—		6,032,516
Total investments	$47,047	$264,089,069	$1,519,896		$265,656,012
Other financial instruments:
Futures contracts	88,757	—	—		88,757
Total	$135,804	$264,089,069	$1,519,896		$265,744,769

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$1,148	—	—	$1,148

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

32	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Collateralized Mortgage Obligations	Common Stocks	Warrants		Total
Balance as of May 31, 2010	—	—	$0	*	$0	*
Accrued premiums/discounts	—	—	—		—
Realized gain (loss)	—	—	—		—
Change in unrealized appreciation (depreciation)[1]	—	—	—		—
Net purchases (sales)	$1,291,811	—	—		1,291,811
Transfers into Level 3	—	$228,085	—		228,085
Transfers out of Level 3	—	—	—		—
Balance as of November 30, 2010	$1,291,811	$228,085	$0	*	$1,519,896
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2010[1]	—	—	—		—

*	Value is less than $1.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	33

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities

34	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that may be subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	35

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

36	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. There is no CDSC on Class C shares. However, if you exchange Class C shares that were not subject to a CDSC when initially purchased for Class C shares of a fund that imposes a CDSC, your CDSC will be measured from the date of your exchange. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended November 30, 2010, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the six months ended November 30, 2010, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	37

3. Investments

During the six months ended November 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$25,177,673	$16,745,071
Sales	39,064,019	5,408,856

At November 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,997,941
Gross unrealized depreciation	(25,702,303)
Net unrealized depreciation	$(22,704,362)

At November 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	84	9/11	$20,779,773	$20,851,950	$72,177
U.S. Treasury 5-Year Notes	17	12/10	2,039,743	2,050,625	10,882
U.S. Treasury 5-Year Notes	33	3/11	3,949,404	3,955,102	5,698
					88,757
Contracts to Sell:
U.S. Treasury 2-Year Notes	7	3/11	1,534,477	1,535,625	(1,148)
Net Unrealized Gain on Open Futures Contracts					$87,609

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2010.

ASSET DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$88,757

LIABILITY DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$1,148

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

38	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$876,405

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(359,216)

During the six months ended November 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$37,657,408
Futures contracts (to sell)	658,844

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	39

For the six months ended November 30, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$217,036	$13,720
Class B	1,971	1,629
Class C	274,667	31,444
Class I	—	9,567
Total	$493,674	$56,360

6. Distributions to shareholders by class

	Six Months Ended November 30, 2010	Year Ended May 31, 2010
Net Investment Income:
Class A	$1,425,419	$3,068,766
Class B	1,398	9,399
Class C	392,728	900,997
Class I	117,453	228,624
Total	$1,936,998	$4,207,786

7. Shares of beneficial interest

At November 30, 2010, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2010		Year Ended May 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,029,143	$17,357,575	3,098,357	$25,225,533
Shares issued on reinvestment	164,508	1,412,421	373,393	3,039,043
Shares repurchased	(2,143,799)	(18,364,107)	(4,700,946)	(38,384,936)
Net increase (decrease)	49,852	$405,889	(1,229,196)	$(10,120,360)

Class B
Shares sold	7,244	$61,595	4,581	$37,524
Shares issued on reinvestment	155	1,326	1,084	8,670
Shares repurchased	(51,073)	(438,642)	(99,401)	(792,146)
Net decrease	(43,674)	$(375,721)	(93,736)	$(745,952)

Class C
Shares sold	559,158	$4,776,457	1,915,472	$15,527,942
Shares issued on reinvestment	44,800	383,264	106,304	859,758
Shares repurchased	(984,884)	(8,396,995)	(2,224,188)	(18,145,703)
Net decrease	(380,926)	$(3,237,274)	(202,412)	$(1,758,003)

40	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended November 30, 2010		Year Ended May 31, 2010
	Shares	Amount	Shares	Amount

Class I
Shares sold	353,465	$3,024,522	890,695	$7,296,657
Shares issued on reinvestment	12,951	110,679	27,739	226,068
Shares repurchased	(230,218)	(1,958,691)	(296,447)	(2,456,139)
Net increase	136,198	$1,176,510	621,987	$5,066,586

8. Capital loss carryforward

As of May 31, 2010, the Fund had a net capital loss carryforward of approximately $53,673,657, of which $9,454,718 expires in 2011, $17,116,336 expires in 2012, $8,149,308 expires in 2013, $3,051,377 expires in 2014, $5,957,766 expires in 2015, $2,860,722 expires in 2016 and $7,083,430 expires in 2018. These amounts will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	41

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified time-frame, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $440,897, $11,164, $296,958 and $62 for Classes A, B, C and I respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created

42	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as

Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report	43

CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action

44	Legg Mason Western Asset Adjustable Rate Income Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

Legg Mason Western Asset Adjustable Rate Income Fund	45

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 8-9, 2010, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Adjustable Rate Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under

46	Legg Mason Western Asset Adjustable Rate Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and that it also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as ultra-short obligation funds by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2010 was above the median and that its performance for the 3-, 5- and 10-year periods ended June 30, 2010 was below the median.

Legg Mason Western Asset Adjustable Rate Income Fund	47

The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods and also noted the Fund’s more recent improved performance.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadviser to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as ultra-short obligation funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were each above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s

48	Legg Mason Western Asset Adjustable Rate Income Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

expenses and noted the limited size of the expense group. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2012.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset

Adjustable Rate Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Adjustable Rate Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Adjustable Rate Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Adjustable Rate Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0301 1/11 SR10-1268

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	January 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	January 24, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	January 24, 2011